Exhibit 99.2

First Quarter 2020 Results FRED LAMPROPOULOS Chairman & CEO Raul Parra CFO

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS This presentation and any accompanying management commentary include “forward-looking statements,” as defined within applicable securities laws and regulations. All statements in this presentation, other than statements of historical fact, are “forward-looking statements”, including without limitation statements regarding Merit's forecasted plans, net sales, net income (GAAP and non-GAAP), gross and operating margins (GAAP and non-GAAP), earnings per share (GAAP and non-GAAP), free cash flow, effective tax rate and other financial results, anticipated or completed acquisitions, the development and commercialization of new products, the potential impact, scope and duration of, and Merit’s response to, the coronavirus (COVID-19) pandemic, consolidation of Merit’s facilities or other expense reduction initiatives or the consequences of existing or future regulatory approvals. All forward-looking statements, including financial projections, included in this presentation are made as of the date of this presentation, and are based on information available to Merit as of such date. Merit assumes no obligation to update or disclose revisions to any forward-looking statement, except as required by law or regulation. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “will,” “likely,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “projects,” ”forecast,” “potential,” “plan,” or other comparable terminology. Forward-looking statements are based on Merit’s current beliefs, expectations and assumptions regarding its business, domestic and global economies, regulatory and competitive environments and other conditions. There can be no assurance that such beliefs, expectations or assumptions or any forward-looking statement will prove to be correct. Actual results will likely differ, and may differ materially, from those projected or assumed in the forward-looking statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates. Merit’s future financial and operating results and condition, as well as any forward-looking statements, are subject to inherent risks and uncertainties such as those described in its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) and other filings with the U.S. Securities and Exchange Commission. Such risks and uncertainties include inherent risks and uncertainties relating to Merit’s internal models or the projections in this presentation; risks and uncertainties associated with the COVID-19 pandemic; risks relating to Merit’s potential inability to successfully manage growth through acquisitions generally, including the inability to effectively integrate acquired operations or products or commercialize technology developed internally or acquired through completed, proposed or future transactions; negative changes in economic and industry conditions in the United States or other countries; expenditures relating to research, development, testing and regulatory approval or clearance of Merit’s products and risks that such products may not be developed successfully or approved for commercial use; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit; litigation and other judicial proceedings affecting Merit; restrictions on Merit’s liquidity or business operations resulting from its debt agreements; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; actions of activist shareholders, including a potential proxy contest; product recalls and product liability claims; changes in customer purchasing patterns or the mix of products Merit sells; risks and uncertainties associated with Merit’s information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; increases in the prices of commodity components; the potential of fines, penalties or other adverse consequences if Merit’s employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; laws and regulations targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in governing regulations, including reforms to the procedures for approval or clearance of Merit’s products by the U.S. Food & Drug Administration or comparable regulatory authorities in other jurisdictions; changes in tax laws and regulations in the United States or other countries; termination or interruption of relationships with Merit’s suppliers, or failure of such suppliers to perform; fluctuations in exchange rates; uncertainties relating to the LIBOR calculation method and the expected discontinuation of LIBOR; concentration of a substantial portion of Merit’s revenues among a few products and procedures; development of new products and technology that could render Merit’s existing or future products obsolete; market acceptance of new products; volatility in the market price of Merit’s common stock; modification or limitation of governmental or private insurance reimbursement policies; changes in healthcare policies or markets related to healthcare reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; introduction of products in a timely fashion; price and product competition; availability of labor and materials; fluctuations in and obsolescence of inventory; and other factors referenced in the Annual Report and other materials filed with the Securities and Exchange Commission. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates.

NON-GAAP FINANCIAL MEASURES Although Merit’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Merit’s management believes that certain non-GAAP financial measures provide investors with useful information regarding the underlying business trends and performance of Merit’s ongoing operations and can be useful for period- over-period comparisons of such operations. Certain financial measures included in this presentation, or which may be referenced in management’s discussion of Merit’s historical and future operations and financial results, have not been calculated in accordance with GAAP, and, therefore, are referenced as non-GAAP financial measures. Readers should consider non-GAAP measures used in this presentation in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Additionally, non- GAAP financial measures used in this presentation may not be comparable with similarly titled measures of other companies. Merit urges investors and potential investors to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. Please refer to “Notes to Non-GAAP Financial Measures” at the end of these materials for more information. TRADEMARKS Unless noted otherwise, trademarks used in this presentation are the property of Merit Medical Systems, Inc., in the United States and other jurisdictions. 3

Merit Medical Systems at a Glance 4 PROVEN INTERNATIONAL SCALE AND GROWTH NIMBLE & POSITIONED FOR CONTINUED GROWTH DIVERSIFIED PORTFOLIO AND MANUFACTURING FOOTPRINT $995M ~ 6,100 Employees ~ 300 Sales Reps Manufacturing facilities > 1.3M Sq. Ft. 66% 34% 58% 42% Proprietary Disposable Medical Product Categories 2009 Total Revenue ~17% International Sales CAGR $257M 2019 Total Revenue $995M R&D Facilities Globally ~200 12 Customers Worldwide >13,000 OUS U.S. 2019 Revenue ~14% 10-Year CAGR ~$600M Capital Deployed in M&A over Last 5 Years 7

Merit’s Investment Highlights Leading disposable medical product solutions provider across all of our target end markets Robust innovation engine driving substantial portfolio expansion and product growth Consistent M&A track record to complement organic growth in our focused clinical end markets Dedicated commercial engine of ~300 direct reps and distributor relationships in over 120 countries Global manufacturing across 8 countries and 5 continents with capacity to support long-term growth Sustained growth and margin expansion fueled by significant operating efficiency and process improvement opportunities 5

Multiple Drivers of Sustainable Growth Domestic Market International Markets Innovation Expand Served Markets Opportunistic M&A ▪ Driven by our long history of R&D ▪ Several recent product launches ▪ Product line extensions and innovations ▪ Opportunistic acquisitions ▪ Distribution deals Distributor to Direct Infrastructure ▪ Selectively choosing to increase number of direct markets ▪ Continued emphasis on global expansion and scaling global infrastructure Bringing new technologies to market through innovation and acquisition Global expansion through development and leverage of commercial footprint 6

Key Merit Medical Updates Update on operational targets and other initiatives previously disclosed: • $6-10 million annualized cost savings: 14 product line transfers to Tijuana, Mexico and Pearland, Texas and four site consolidations – Update: Current plan is on track with product line transfers – Update: Temecula, CA site has been closed; other site consolidations ongoing • Executive compensation tied to free cash flow and performance relative to Russell 2000 – Update: Free cash flow targets have been set and corresponding agreements have been executed with executive officers • Increased alignment between company performance and broad-based employee compensation, in line with executive compensation practices. – Update: Currently in the engagement and scope of project process with external advisors • Better investor visibility with new revenue reporting alignment in 2020 – Update: Issued press release and filed Form 8-K on April 3rd for historical reporting; Current reporting is now under new revenue alignment. • SKU and product line optimization – Update: Early stages, but progress being made • Enhanced investor section of website – Update: Website is live 7

COVID-19 Update – What we saw The decline in procedure volumes observed in the first quarter is expected to continue to create a headwind in 2020, but we are also seeing some tailwinds. Visibility for procedures for the remainder of the year is limited, and we are not able to predict when or how quickly procedure volumes will recover, nor do we expect the tailwinds to outpace the headwinds. Accordingly, we are withdrawing our annual financial guidance for 2020. • COVID-19 impact for the first quarter was approximately $16 million ($10 million net), which was within our previous guidance. The negative impact was offset by approximately $6 million in EMEA and U.S. regions that were tracking ahead of plan in Q1 until COVID-19 impacted sales in the last two weeks of March. The impact was as follows: – APAC impact was approximately $9.2 million, with China accounting for $8.4 million – The remaining balance came from EMEA with $1.3 million and U.S. regions with $5 million • Supply chain –We have not seen material disruptions in our supply chain. Vertical integration of molding and extrusion reduces supply chain risk. • Increased demand for many of our critical care products, such as hemodynamic monitoring, peritoneal dialysis catheters and insertion tools, as well as our infection control products. • We have initiated production of a nasopharyngeal swab and transport vial, used to collect specimens with suspected presence of COVID-19. We received our first purchase order of $2.4 million from the State of Utah. 8

COVID-19 Update – What we are doing Given the impact of the COVID-19 pandemic on demand for procedures, we are taking the following actions to reduce operating expenses: • Continued execution on previously disclosed operational efficiencies • Implementing salary reductions for our executive officers and most non-production employees; • Furloughs for certain sales and R&D employees • Controlling discretionary spending across the organization including travel, tradeshows and events • Deferring/controlling capital and project spending • Adjusting manufacturing capacity based on demand 9

Financial Summary GAAP Q1 2020 Q1 2019 Revenues $243.5M $238.3M Gross Margin 42.6% 43.9% Operating Margin 0.6% 4.0% Net Income (Loss) ($3.2M) $6.2M Earnings (Loss) per share ($0.06) $0.11 10

Q1 2020 Q1 2019 Revenues (Core Constant Currency)† $245.6M $238.3M Gross Margin 48.5% 49.2% Operating Margin 12.7% 12.0% Net Income $21.1M $20.6M EPS $0.38 $0.37 Financial Summary Non-GAAP* * See "Notes to Non-GAAP Financial Measures" below for definition of Non-GAAP measures used in this presentation † Non-GAAP measure, representing net organic sales on a constant currency basis 11

United States 57.9% International 21.9% EMEA 20.2% Revenue by Geography 12 Q1 2020 (QoQ) * Non-GAAP measure, representing net organic sales on a constant currency basis See "Notes to Non-GAAP Financial Measures" below for definition of Non-GAAP measures used in this presentation GAAP Non-GAAP Core Constant Currency* Q1 2020 REVENUE BREAKDOWN REVENUE GROWTH Non-GAAP 22.3% Non-GAAP 20.3% Non-GAAP 57.4% 2.2% -6.2% 13.1% 2.0% -3.7% 15.0% United States International EMEA

NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see the accompanying press release and forward-looking statement disclosure. These presentation materials and associated commentary from Merit’s management, as well as the press release issued today, use non-GAAP financial measures, including: • constant currency revenue, • core revenue, • core revenue on a constant currency basis, • non-GAAP gross margin, • non-GAAP operating margin, • non-GAAP net income, and • non-GAAP earnings per share. Merit’s management team uses these non-GAAP financial measures to evaluate Merit’s profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of its operating segments, and to measure and allocate financial resources internally. However, Merit’s management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. Readers should consider non-GAAP measures used in this release in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Merit believes it is useful to exclude such items in the calculation of non-GAAP earnings per share, non-GAAP gross margin, non-GAAP operating margin, and non-GAAP net income (in each case, as further illustrated in the reconciliation tables below) because such amounts in any specific period may not directly correlate to the underlying performance of Merit’s business operations and can vary significantly between periods as a result of factors such as new acquisitions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, severance expenses, expenses resulting from non-ordinary course litigation, governmental proceedings or changes in tax or industry regulations, and debt issuance costs. Merit may incur similar types of expenses in the future, and the non-GAAP financial information included in this release should not be viewed as a statement or indication that these types of expenses will not recur. Additionally, the non-GAAP financial measures used in this release may not be comparable with similarly titled measures of other companies. Merit urges investors and potential investors to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. 13

NOTES TO NON-GAAP FINANCIAL MEASURES (cont.) Constant Currency Revenue Merit’s revenue on a constant currency basis is prepared by translating the current-period reported revenue of subsidiaries whose functional currency is a currency other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. The constant currency revenue adjustment of $2.8 million to reported revenue and to core revenue for the three months ended March 31, 2020 was calculated using the applicable average foreign exchange rates for the three months ended March 31, 2019. Core Revenue and Core Revenue on a Constant Currency Basis Merit’s core revenue is defined (a) with respect to prior fiscal year periods, as GAAP revenue, and (b) with respect to current fiscal year periods, as GAAP revenue, less revenue from certain acquisitions and strategic transactions. For the three-month period ended March 31, 2020, Merit’s core revenue excludes revenues attributable to the acquisition of (1) Brightwater Medical, Inc. in June 2019, and (2) Fibrovein Holdings Limited in August 2019. Core revenue on a constant currency basis is defined as core revenue (as described in the first sentence of this paragraph) adjusted to eliminate the foreign exchange impact related to those core revenues for the relevant period, using the applicable average foreign exchange rates in effect for the comparable prior-year periods presented. Non-GAAP Gross Margin Non-GAAP gross margin is calculated by reducing GAAP cost of sales by amounts recorded for amortization of intangible assets, certain inventory write-offs and inventory mark-up related to acquisitions. Non-GAAP Operating Margin Non-GAAP operating margin is calculated by adjusting GAAP operating income for certain items which are deemed by Merit’s management to be outside of core operations and vary in amount and frequency among periods, such as expenses related to new acquisitions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, severance expenses, performance-based stock compensation expenses, expenses resulting from non-ordinary course litigation, governmental proceedings or changes in industry regulations, as well as other items set forth in the tables below. Non-GAAP Net Income Non-GAAP net income is calculated by adjusting GAAP net income (loss) for the items set forth in the definition of non-GAAP operating margin above, as wells as for expenses related to debt issuance costs and changes in tax regulations, as well as other items set forth in the tables below. Non-GAAP EPS Non-GAAP EPS is defined as non-GAAP net income divided by the diluted shares outstanding for the corresponding period. Other Non-GAAP Financial Measure Reconciliation The following tables set forth supplemental financial data and corresponding reconciliations of non-GAAP net income and non-GAAP earnings per share to Merit’s net income and earnings per share prepared in accordance with GAAP, in each case, for the three-month periods ended March 31, 2020 and 2019.The non-GAAP income adjustments referenced in the following tables do not reflect non-performance-based stock compensation expense of approximately $2.3 million and $1.8 million for the three-month periods ended March 31, 2020 and 2019, respectively. 14

Reconciliation of GAAP Net Income to Non-GAAP Net Income

(Unaudited, in thousands except per share amounts)

	Three Months Ended March 31, 2020				Three Months Ended March 31, 2019			
	Pre-Tax	Tax Impact (a)	After-Tax	Per Share Impact	Pre-Tax	Tax Impact (a)	After-Tax	Per Share Impact
GAAP net income (loss)	$ (1,992)	$ (1,162)	$ (3,154)	$ (0.06)	$ 6,846	$ (651)	$ 6,195	$ 0.11
Non-GAAP adjustments:								
Cost of Sales								
Amortization of intangibles	12,818	(3,303)	9,515	0.17	11,978	(3,067)	8,911	0.16
Inventory write-off (b)	1,431	(368)	1,063	0.02	—	—	—	—
Inventory mark-up related to acquisitions	—	—	—	—	672	(173)	499	0.01
Operating expenses								
Severance	1,410	(363)	1,047	0.02	327	(84)	243	0.00
Acquisition-related (c)	673	(211)	462	0.01	565	(145)	420	0.01
Medical Device Regulation expenses (d)	299	(77)	222	0.00	—	—	—	—
Fair value adjustments to contingent consideration (e)	4,897	73	4,970	0.09	775	(141)	634	0.01
Acquired in-process research and development	—	—	—	—	25	(7)	18	0.00
Impairment and other charges (f)	3,925	(113)	3,812	0.07	211	(54)	157	0.00
Amortization of intangibles	2,182	(592)	1,590	0.03	2,809	(739)	2,070	0.04
Special legal expense (g)	1,502	(387)	1,115	0.02	1,663	(428)	1,235	0.02
Performance-based share-based compensation (h)	447	(52)	395	0.01	—	—	—	—
Other (Income) Expense								
Amortization of long-term debt issuance costs	151	(39)	112	0.00	201	(52)	149	0.00
Tax expense related to restructuring (j)	—	—	—	—	—	91	91	0.00
Non-GAAP net income	$ 27,743	$ (6,594)	$ 21,149	$ 0.38	$ 26,072	$ (5,450)	$ 20,622	$ 0.37
Diluted shares (i)				56,015				56,490

MERIT MEDICAL 15

16 Reconciliation of GAAP Operating Income to Non-GAAP Operating Income (Unaudited, in thousands except percentages) Net Sales as Reported $ 243,525 $ 238,349 GAAP Operating income 1,362 0.6% 9,523 4.0 % Cost of Sales Amortization of intangibles 12,818 5.3% 11,978 5.0 % Inventory write-off (b) 1,431 0.6%— — Inventory mark-up related to acquisitions — — 672 0.3 % Operating Expenses Severance 1,410 0.6% 327 0.1 % Acquisition-related (c) 673 0.3% 565 0.2 % Medical Device Regulation expenses (d) 299 0.1%— — Fair value adjustment to contingent consideration (e) 4,897 2.0% 775 0.3 % Acquired in-process research & development — — 25 0.0 % Impairment and other charges (f) 3,925 1.6% 211 0.1 % Amortization of intangibles 2,182 0.8% 2,809 1.3 % Special legal expense (g) 1,502 0.6% 1,663 0.7 % Performance-based share-based compensation (h) 447 0.2%— — Non-GAAP Operating Income $ 30,946 12.7% $ 28,548 12.0% Amounts % Sales Amounts % Sales March 31, 2020 March 31, 2019

(a) Reflects the tax effect associated with pre-tax income (loss) and the non-GAAP adjustments. (b) Represents write-off of inventory related to our distribution agreement with NinePoint Medical, Inc. (c) Represents transaction costs and certain integration costs, including travel, related to acquisitions and certain restructuring costs. (d) Represents incremental expenses incurred to comply with the Medical Device Regulation (MDR) in Europe. (e) Represents changes in the fair value of contingent consideration liabilities and contingent receivables as a result of acquisitions. (f) Represents impairment charges related to abandoned patents, other long-term assets, certain acquired intangible assets, and in 2020 the option to purchase Bluegrass Vascular Technologies, Inc. (g) Costs incurred in responding to an inquiry from the U.S. Department of Justice. (h) Represents performance-based compensation expense including stock compensation and share-based liability awards. (i) For the three months ended March 31, 2020 the non-GAAP net income per diluted share calculation includes 769 shares that were excluded from the GAAP net income per diluted share calculation. (j) Net tax expense related to non-recurring tax withholdings in connection with restructuring of certain international subsidiaries. 17 Footnotes to Reconciliations of GAAP Net Income to Non-GAAP Net Income and GAAP Operating Income to Non-GAAP Operating Income

(a) The constant currency revenue adjustment of $2.8 million to reported revenue and to core revenue for the three months ended March 31, 2020 was calculated using the applicable average foreign exchange rates for the three months ended March 31, 2019. (b) Merit’s core revenue is defined (a) with respect to prior fiscal year periods, as GAAP revenue, and (b) with respect to current fiscal year periods, as GAAP revenue, less revenue from certain acquisitions and strategic transactions. For the three-month period ended March 31, 2020, Merit’s core revenue excludes revenues attributable to the acquisition of (1) Brightwater Medical, Inc. in June 2019, and (2) Fibrovein Holdings Limited in August 2019. Core revenue on a constant currency basis is defined as core revenue (as described in the first sentence of this paragraph) adjusted to eliminate the foreign exchange impact related to those core revenues for the relevant period, using the applicable average foreign exchange rates in effect for the comparable prior-year periods presented. 18 Reconciliation of Reported Revenue to Core Revenue (Non-GAAP), Constant Currency Revenue (Non-GAAP), and Core Revenue on a Constant Currency Basis (Non-GAAP) (Unaudited, in thousands except percentages) % Change Reported Revenue 2.2% $ 243,525 $ 238,349 Add: Impact of foreign exchange (a) 2,802 — Constant Currency Revenue 3.3% $ 246,327 $ 238,349 % Change Reported Revenue 2.2% $ 243,525 $ 238,349 Less: Revenue from certain acquisitions (b) (770) — Core Revenue 1.8% $ 242,755 $ 238,349 Add: Impact of foreign exchange (a) 2,802 — Core Revenue on a Constant Currency Basis 3.0% $ 245,557 $ 238,349 March 31, 2020 2019 2020 2019 Three Months Ended March 31, Three Months Ended

19 Reconciliation of Reported Gross Margin to Non-GAAP Gross Margin (Unaudited, as a percentage of reported revenue) Reported Gross Margin 42.6% 43.9 % Add back impact of: Amortization of intangibles 5.3% 5.0 % Inventory write-off 0.6% — Inventory mark-up related to acquisitions — 0.3 % Non-GAAP Gross Margin 48.5% 49.2 % Three Months Ended March 31, 2020 2019